                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 14, 2000


                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                              1-13782                              25-1615902
---------------------------------------     ---------------------------      -------------------------------------
   (State or other jurisdiction of           (Commission File Number)            (IRS Employer Identification
            incorporation)                                                                 Number)


                   1001 Air Brake Avenue, Wilmerding PA 15148
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (412) 825-1000
                         -------------------------------
                         (Registrant's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     The Company announced it has settled a lawsuit filed in February 1999 by GE Harris. The settlement will be recorded in the fourth quarter of 2000 and is expected to reduce earnings by $0.02 to $0.03 per diluted share in the fourth quarter of 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c) Exhibit 99.1. Text of press release dated November 10, 2000, issued by Westinghouse Air Brake Technologies Corporation.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           WESTINGHOUSE AIR BRAKE TECHNOLOGIES
                                           CORPORATION



                                           By:     /s/ Robert J. Brooks
                                                  -----------------------------
                                           Name:  Robert J. Brooks
                                           Title: Chief Financial Officer

Date:  November 14, 2000

                                INDEX TO EXHIBITS

EXHIBIT
 NUMBER       DESCRIPTION
--------------------------------------------------------------------------------

99.1 Text of press release dated November 10, 2000, issued by Westinghouse Air Brake Technologies Corporation.